Exhibit 32.1

SOHU.COM INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sohu.com Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Zhang, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2009 and results of operations of the Company for the three months ended March 31, 2009.

/s/ Charles Zhang
Charles Zhang, Chief Executive Officer and Chairman of the Board of Directors
May 11, 2009